Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated January 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective
The fund’s investment objective is to seek capital appreciation.

CLASS	TICKER SYMBOL
Class A	MRSAX
Class B	MRIBX
Class C	MRICX
Class I	MRSIX
Class W	MRIWX
Class 529A	EARSX
Class 529B	EBRIX
Class 529C	ECRIX
Class R1	MRSGX
Class R2	MRSRX
Class R3	MRSHX
Class R4	MRSJX

Summary of Key Information

Fees and Expenses
This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 8 of the fund’s prospectus and “Waivers of Sales Charges” on page 12 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A	529A	B AND 529B	C AND 529C	I AND W	ALL R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	N/A	4.00%	1.00%	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	W	529A	529B	529C	R1	R2	R3	R4
Management Fee	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	N/A	0.10%	0.25%	1.00%	1.00%	1.00%	0.50%	0.25%	N/A
Other Expenses	0.24%	0.24%	0.24%	0.24%	0.24%	0.34%	0.34%	0.34%	0.24%	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.29%	2.04%	2.04%	1.04%	1.14%	1.39%	2.14%	2.14%	2.04%	1.54%	1.29%	1.04%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.

MFS Research International Fund

The annual fund operating expenses above are based on expenses reported during the fund's most recently completed fiscal year expressed as a percentage of the fund’s average net assets during the period. They have been adjusted to reflect annualized expenses and certain current fee arrangements. The fund’s annual operating expenses will likely vary from year to year. In general, a fund’s annual operating expenses, expressed as a percentage of the fund’s assets, increase as the fund’s assets decrease.

Example of Expenses
These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The examples assume that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year and dividends and other distributions are reinvested; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$699	$960	$1,242	$2,042
Class B Shares assuming
redemption at end of period	$607	$940	$1,298	$2,176
no redemption	$207	$640	$1,098	$2,176
Class C Shares assuming
redemption at end of period	$307	$640	$1,098	$2,369
no redemption	$207	$640	$1,098	$2,369
Class I Shares	$106	$331	$574	$1,271
Class W Shares	$116	$362	$628	$1,386
Class 529A Shares	$708	$990	$1,292	$2,148
Class 529B Shares assuming
redemption at end of period	$617	$970	$1,349	$2,282
no redemption	$217	$670	$1,149	$2,282
Class 529C Shares Assuming
redemption at end of period	$317	$670	$1,149	$2,472
no redemption	$217	$670	$1,149	$2,472
Class R1 Shares	$207	$640	$1,098	$2,369
Class R2 Shares	$157	$486	$839	$1,835
Class R3 Shares	$131	$409	$708	$1,556
Class R4 Shares	$106	$331	$574	$1,271

Class B shares convert to Class A shares, and Class 529B shares convert to Class 529A shares, approximately eight years after purchase; therefore, years nine and ten reflect Class A and Class 529A expenses, respectively.

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 88% of the average value of its portfolio.

Principal Investment Strategies
In selecting investments for the fund, MFS (Massachusetts Financial Services Company, the fund's investment adviser) is not constrained to any particular investment style. MFS may invest the fund’s assets in the stocks of growth companies, in the stocks of value companies, or in a combination of growth and value companies.

MFS may invest the fund’s assets in companies of any size.

MFS normally invests the fund’s assets primarily in foreign equity securities, including emerging market equity securities.

MFS may invest a relatively large percentage of the fund’s assets in a single country, a small number of countries, or a particular geographic region.

MFS may use derivatives for any investment purpose.

A team of investment research analysts selects investments for the fund. MFS allocates the fund’s assets to analysts by broad market sectors.

Investments are selected primarily based on fundamental, bottom-up analysis of issuers.  Quantitative models that systematically evaluate issuers may also be considered.

Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

MFS Research International Fund

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical, and other conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Foreign and Emerging Markets Risk: Exposure to foreign markets, especially emerging markets, through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Emerging markets can have less market structure, depth, and regulatory oversight and greater political, social, and economic instability than developed markets.

Currency Risk: The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions, and a decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Geographic Concentration Risk: The fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the countries or regions in which the fund invests and could be more volatile than the performance of more geographically-diversified funds.

Derivatives Risk:  Derivatives can be used to take both long and short positions. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk:  The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Performance Information
The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance and one or more other performance measures.

The chart and table provide past performance information. The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart.  The bar chart shows changes over time in the annual total return of the fund's Class A shares for the past ten calendar years, and assumes the reinvestment of distributions. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares. If these sales charges were included, they would reduce the returns shown. The return of the fund's other classes of shares will differ from the Class A share returns shown in the bar chart, depending upon the expenses of those classes

MFS Research International Fund

The total return for the nine-month period ended September 30, 2009 was 28.19%. During the period(s) shown in the bar chart, the highest quarterly return was 33.44% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (20.54)% (for the calendar quarter ended December 31, 2008).

Performance Table.  This table shows how the average annual total returns of each class of the fund, before the deduction of taxes, compare to a broad measure of market performance and one or more other performance measures, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for Class A shares, this table shows average annual total returns after the deduction of taxes on distributions, such as capital gains and income distributions, and after the deduction of taxes on both distributions and on redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown.

Average Annual Total Returns

(for the Periods Ended December 31, 2008)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(45.23)%	1.94%	3.68%
C Shares, with CDSC (1% for 12 Months)	(43.56)%	2.21%	3.56%
I Shares, at Net Asset Value	(42.46)%	3.24%	4.59%
W Shares, at Net Asset Value	(42.51)%	3.00%	4.29%
529A Shares, With Initial Sales Charge (5.75%)	(46.01)%	1.44%	3.46%
529B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(45.28)%	1.70%	3.53%
529C Shares, with CDSC (1% for 12 Months)	(43.68)%	1.97%	3.39%
R1 Shares, at Net Asset Value	(42.99)%	2.16%	3.52%
R2 Shares, at Net Asset Value	(42.73)%	2.57%	3.73%
R3 Shares, at Net Asset Value	(42.57)%	2.86%	4.22%
R4 Shares, at Net Asset Value	(42.45)%	3.09%	4.33%
A Shares, With Initial Sales Charge (5.75%)	(45.97)%	1.66%	3.60%
Returns After Taxes (Class A Shares Only)
A Shares’ Returns After Taxes on Distributions, with Initial Sales Charge (5.75%)	(46.10)%	0.20%	2.70%
A Shares’ Returns After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (5.75%)	(29.31)%	1.46%	3.07%
Benchmark Comparisons (Returns Before Taxes)
MSCI All Country World (ex-US) Index (gross div)	(45.24)%	3.00%	2.27%
MSCI EAFE (Europe, Australasia, Far East) Index (gross div)	(43.06)%	2.10%	1.18%

Class B shares convert to Class A shares, and Class 529B shares convert to Class 529A shares, approximately eight years after purchase; therefore returns for the period after conversion reflect the performance of Class A shares and Class 529A shares, respectively.

MSCI All Country World (ex-US) Index is a market capitalization weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S., which compared to MSCI EAFE (Europe, Australasia, Far East) Index is a market capitalization weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

All performance information reflects any applicable fee and expense waivers in effect during the periods shown; without these, the performance would have been lower.

From time to time, the fund may receive proceeds from litigation settlements, without which performance would be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

The fund commenced investment operations on January 2, 1997 with the offering of Class A shares and Class I shares, and subsequently offered Class B and Class C shares on January 2, 1998, Class 529A, Class 529B, and Class 529C shares on July 31, 2002, Class R2 shares on October 31, 2003, Class R1 shares, Class R3 shares, and Class R4 shares on April 1, 2005, and Class W shares on May 1, 2006.

MFS Research International Fund

Performance for each of Class W, Class R3, R4 and 529A shares includes the performance of the fund’s Class A shares for periods prior to their offering. Performance for each of Class R1, R2 and 529B shares includes the performance of the fund's Class B shares for the periods prior to their offering. The performance of Class 529C shares includes the performance of the fund's Class C shares prior to its offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance for share classes with higher operating expenses than those of the share class to which they are blended, and lower performance for share classes with lower operating expenses than those of the share class to which they are blended.

Investment Adviser
MFS serves as the investment adviser for the fund.

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below.

Portfolio Manager	Since	Title
Jose Luis Garcia	2005	Investment Officer of MFS
Thomas Melendez	2005	Investment Officer of MFS

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows. Minimums may be waived or reduced for certain types of investors and investments and your financial intermediary may have different minimums.

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class W, Class R1, Class R2, Class R3, Class R4	None	None
Class 529A, Class 529B, Class 529C	$250	None

Taxes
If your shares are held in a taxable account, the fund’s distributions are taxable to you, and will be taxed as ordinary income and/or capital gains. The fund expects that substantially all its distributions will consist of investment income taxable as ordinary income.

Payments to Financial Intermediaries
If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.